               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



 Date of Report(Date of earliest event reported):April 29, 1998.


                      CENTRAL COAST BANCORP
                      ---------------------
     (Exact name of registrant as specified in its charter)


  California                0-25418              77-0367061
  ----------                -------              ----------
(State or other           (Commission           (IRS Employer
jurisdiction of           File Number)       Identification No.)
incorporation)


   301 Main Street, Salinas, California              93901
   ------------------------------------              -----
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (408)422-6642

                         Not Applicable
 (Former name or former address, if changed since last report.)

Item 5.   Other Events
          ------------

     Due to personal and business reasons, Director Andrew E.
Ausonio decided not to stand for reelection to the board of directors of the company, and hereby resigned his position as Director as of April 16, 1998.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a)  Financial Statements
               --------------------

               Not applicable.

          (b)  Proforma Financial Information
               ------------------------------

               Not Applicable.

          (c)  Exhibits
               --------

               (99.1)    Letter of Resignation

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CENTRAL COAST BANCORP


Date:     April 29, 1998           BY \S\ G. NICK VENTIMIGLIA
                                   --------------------------
                                   G. Nick Ventimiglia
                                   President and Chief
                                      Executive Officer

                        EXHIBIT INDEX

EXHIBIT NUMBER             DESCRIPTION
--------------             -----------
99.1                       LETTER OF RESIGNATION